SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
December 18, 2003

NASTECH PHARMACEUTICAL
COMPANY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-13789	11-2658569
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

3450 Monte Villa Parkway
Bothell, Washington	98021
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(425) 908-3600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99.1

ITEM 5. OTHER EVENTS.

     Nastech Pharmaceutical Company Inc. (the Registrant) issued a press release today announcing that it has filed a shelf registration statement on Form S-3 with the U.S. Securities and Exchange Commission (SEC), pursuant to which the Registrant may issue common stock and warrants from time to time, up to an aggregate of $30 million. The terms of any future offering would be established at the time of the offering. The shelf registration statement, when declared effective by the SEC, would enable the Registrant to raise funds from the offering of any individual security covered by the shelf registration statement, as well as any combination thereof, from time to time and through one or more methods of distribution, subject to market conditions and the Registrant’s capital needs. The Registrant plans to use the proceeds from any offering under the registration statement for general corporate purposes, including financing its clinical development and research programs.

A copy of the press release issued by the Registrant concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 — Press Release dated December 18, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASTECH PHARMACEUTICAL COMPANY INC. (Registrant)

	By:	/s/ Gregory L. Weaver
	Name:	Gregory L. Weaver
	Title:	Chief Financial Officer

Dated: December 18, 2003